UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index
1-Year	1.47%	-4.37%	11.32%

5-Year	10.24	8.94	10.07

10-Year	10.09	9.44	7.28

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 1.47% during the reporting period, underperforming its benchmark, the MSCI All Country (AC) World Index (the “Index”), which returned 11.32%. We seek to invest in revolutionary innovation for the 21st century because we believe it should lead to above average earnings growth over the long term. We favor technologies that we believe are poised to benefit from secular tailwinds, businesses with wide moats around them (often because they own valuable intellectual property), and companies that we think have the potential to deliver meaningful growth over sustained periods. As such, the Fund currently maintains structural overweight positions in the health care, information technology and consumer discretionary sectors, with structural underweight positions in sectors such as financials, energy, industrials and materials. Six out of the eight sectors the Fund was invested in at period end made a positive contribution to the Fund’s performance; meaningful contributions came from holdings in the information technology and financials sectors. Holdings in the industrials and energy sectors detracted from performance this reporting period.

MARKET OVERVIEW

Over the first three months of the reporting period, equities generally rallied as central banks throughout the world maintained their accommodative policies. In the U.S., the Federal Reserve (the “Fed”) maintained its open-ended quantitative easing program involving monthly bond purchases of $85 billion. In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the Fed’s much anticipated tapering of the program.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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effective the following month. This set the stage for the Fed’s much anticipated tapering of the program.

Equity markets experienced bouts of volatility year to date in 2014. To start 2014, markets fell amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. While these fears generally failed to materialize, economic activity was constrained by unusually harsh winter weather over much of the United States, which caused downturns in consumer spending, corporate investment, and business inventory replenishment. Despite additional cuts in quantitative easing and signs of ongoing strength in U.S. labor markets, U.S. Gross Domestic Product (“GDP”) contracted at a surprising 2.1% annualized rate over the first quarter.

Markets then rebounded as U.S. economic data released in the second quarter was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later estimated that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

The upward march of domestic equity prices then paused in the third quarter of 2014.

During this time, large-capitalization U.S. stocks produced muted absolute performance, while stocks of small and mid-sized U.S. companies and stocks of developed and emerging markets outside the U.S. generally produced negative returns, due to numerous macroeconomic concerns. Those concerns included Argentina effectively defaulting on its bonds in July, geopolitical tensions in Ukraine and the Middle East, and falling oil and other commodity prices.

FUND REVIEW

The top three performing holdings of the Fund this reporting period were Nokia OYJ, Nektar Therapeutics and Pandora.

Nokia is a Finnish mobile phone maker undergoing a major restructuring. The company took a significant step forward in that restructuring during the third quarter of 2013 with the announced sale of its Devices & Services business to Microsoft in a multi-billion euro all-cash deal. The stock moved sharply higher on the news. The transaction was accretive to earnings, as we had expected. Nokia also reported upside surprises in recent quarterly earnings results and upgraded guidance, a testament to the improved financial discipline at the company. Moreover, we believe investors are starting to revalue the company’s patent licensing business as they gain a better understanding of the depth and breadth of the portfolio. We believe the long-term growth prospects for the company are solid, and our view proved correct last year as the stock price doubled. If our thesis about the value of

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Nokia’s intellectual property is correct, then there may still be attractive growth opportunities for the company.

Nektar Therapeutics, a biotechnology company with franchises in pain and oncology, is the Fund’s largest position and one of our highest conviction ideas at period end. The company has a broad-based pipeline of partnered and internally-developed drug candidates, largely based on its widely-applied PEGylation and advanced polymer conjugation technology platforms. Over the first half of the reporting period, Nektar benefited from momentum behind a Phase 1 clinical study for NKTR-171, a new molecular entity designed to treat neuropathic pain by blocking hyperactive neuronal sodium channels associated with damaged nerves in the peripheral nervous system. Over the second half of the reporting period, Nektar’s shares continued to perform well as a result of positive feedback from the Food and Drug Administration’s (“FDA”) Advisory Panel on peripheral opioid antagonists for opioid-induced constipation, including Nektar/AstraZeneca’s Naloxegol. Investors viewed this outcome as a positive for Nektar as Naloxegol appears to have a feasible path forward. Beyond this drug, Nektar has a host of drugs in the pipeline that we believe could benefit the company over time, and we remain positive on the growth prospects for Nektar.

Pandora is a Denmark-based jewelry company. The company continued to open new concept stores throughout the world,

exceeding its forecast of new concept store openings for 2013. In addition, Pandora announced a strategic alliance with Walt Disney to sell Disney-themed jewelry. Since initiating a turnaround plan in 2012, Pandora has performed well, opening hundreds of new stores and enhancing its product line. Our outlook for the company remains optimistic at period end.

Detractors from performance this reporting period included ASOS plc, ARIAD Pharmaceuticals, Inc. and 3-D Matrix, Ltd.

ASOS is an online-only fast fashion retailer targeting women ages 16 to 34. Its website offers over 65,000 branded and private label products, and the company offers free shipping globally. ASOS is one of the most visited apparel websites in the world. After performing well in 2013, the company’s stock fell over the second half of the reporting period when ASOS issued its second profit warning in three months. The company has been discounting heavily on its international websites, partly in an effort to combat a strong British pound. We continue to believe there are strong growth opportunities ahead for the company despite its weak stock price performance during the reporting period.

ARIAD Pharmaceuticals is a global oncology company using structure-based drug design to create molecularly targeted medicines for drug-resistant or difficult-to-treat cancers. The stock price fell sharply after the FDA placed a hold on enrollment in all trials of the approved cancer drug Iclusig because of

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blood clots and cardiovascular events among participants. We believed the FDA’s decision increased the company’s risk profile and, as a result, we sold out of our position during the reporting period.

Japan-based 3-D Matrix develops and manufactures a family of peptide biomaterials under the trade name PuraMatrix for use in clinical applications and life science research. We established a position in the stock in early 2014. It has experienced some volatility in tandem with the Japanese market, but we continue to believe it is a highly innovative company and believe in its long-term potential.

STRATEGY & OUTLOOK

We continue to seek to generate long-term returns in excess of the Index and our peers through outperformance in up markets and risk management in down markets. The Fund is barbelled to combine aggressive investment in high return potential stocks with relatively safer, defensive investments to stabilize the portfolio. The allocation to each side of the portfolio is determined by our view of the macroeconomic environment. As mentioned earlier, we continue to manage an intellectual property-heavy portfolio with a focus on three sectors — health care, information technology and consumer discretionary. The future performance of the stocks we own will largely be driven by binary outcomes, and that performance depends very much on company-specific factors rather than broad macro developments or market sentiment. This means that stocks in our portfolio tend to have a low covariance, which partly explains how we can offer an aggressive growth strategy with a predictive beta of just 1.16.1 The investment team continues to believe strongly in its long-term investment themes and the companies it holds in the portfolio.

Frank V. Jennings, Ph.D. Portfolio Manager

1. Covariance is a measure of the degree to which returns on two assets move together. Predictive Beta is a forecast of a stock’s sensitivity to the market. A beta of 1 indicates that a security will move with the markets. A beta of less than 1 indicates that the security (or investment strategy) will be less volatile than the market. Conversely, a beta of greater than 1 indicates that the security (or investment strategy) will be more volatile than the market.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nektar Therapeutics	8.9%
Advanced Micro Devices, Inc.	2.9
MorphoSys AG	2.7
Nokia OYJ	2.6
Yahoo!, Inc.	2.2
Cepheid	2.1
IP Group plc	2.0
Novozymes AS, Cl. B	2.0
Boeing Co. (The)	1.9
Genmab AS	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	53.4%
United Kingdom	13.6
Denmark	7.8
Germany	7.1
Japan	7.0
France	3.2
Finland	2.6
Sweden	1.7
Hong Kong	1.4
Netherlands	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OPGIX)	10/22/90	1.47%	10.24%		10.09%
Class B (OGGIX)	10/10/95	0.66%	9.26%		9.55%
Class C (OGICX)	12/1/93	0.72%	9.40%		9.25%
Class I (OGIIX)	1/27/12	1.90%	11.60% *		N/A
Class R (OGINX)	3/1/01	1.19%	9.86%		9.71%
Class Y (OGIYX)	2/1/01	1.75%	10.55%		10.43%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14
	Inception Date	1-Year	5-Year		10-Year
Class A (OPGIX)	10/22/90	-4.37%	8.94%		9.44%
Class B (OGGIX)	10/10/95	-4.34%	8.97%		9.55%
Class C (OGICX)	12/1/93	-0.28%	9.40%		9.25%
Class I (OGIIX)	1/27/12	1.90%	11.60%	*	N/A
Class R (OGINX)	3/1/01	0.19%	9.86%		9.71%
Class Y (OGIYX)	2/1/01	1.75%	10.55%		10.43%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance

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includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$ 1,000.00	$ 926.50	$ 5.76
Class B	1,000.00	923.20	9.45
Class C	1,000.00	923.00	9.40
Class I	1,000.00	928.40	3.58
Class R	1,000.00	925.10	6.98
Class Y	1,000.00	927.60	4.55

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.10	6.04
Class B	1,000.00	1,015.29	9.90
Class C	1,000.00	1,015.34	9.85
Class I	1,000.00	1,021.36	3.76
Class R	1,000.00	1,017.85	7.31
Class Y	1,000.00	1,020.36	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.19%
Class B	1.95
Class C	1.94
Class I	0.74
Class R	1.44
Class Y	0.94

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS September 30, 2014

	Shares	Value

Common Stocks—96.9%

Consumer Discretionary—23.5%

Automobiles—1.8%
Tesla Motors, Inc.[1]	250,000	$ 60,670,000

Diversified Consumer Services—0.8%
Sotheby’s	700,000	25,004,000

Hotels, Restaurants & Leisure—3.9%
Chipotle Mexican Grill, Inc., Cl. A1	80,000	53,327,200

InterContinental Hotels Group plc	1,000,000	38,559,405

J.D. Wetherspoon plc	3,000,000	38,768,495

		130,655,100

Household Durables—1.1%
iRobot Corp.[1]	1,200,000	36,540,000

Internet & Catalog Retail—2.9%
ASKUL Corp.	600,000	12,594,383

ASOS plc[1]	700,000	25,532,576

Rakuten, Inc.	3,000,000	34,645,124

Shutterfly, Inc.[1]	500,000	24,370,000

		97,142,083

Leisure Products—0.5%
LeapFrog Enterprises, Inc., Cl. A1	2,500,000	14,975,000

Media—5.2%
CyberAgent, Inc.	1,300,000	45,501,212

DreamWorks Animation SKG, Inc., Cl. A1	1,400,000	38,178,000

Havas SA	4,000,000	30,883,603

Perform Group plc[1]	7,000,000	29,331,236

Technicolor SA1	4,611,903	30,061,955

		173,956,006

Specialty Retail—4.0%
Jin Co. Ltd.	600,000	16,202,332

L’Occitane International SA	8,000,000	18,363,698

SuperGroup plc[1]	3,000,000	54,978,743

Urban Outfitters, Inc.[1]	1,200,000	44,040,000

		133,584,773

	Shares	Value

Textiles, Apparel & Luxury Goods—3.3%
Global Brands Group Holding Ltd.[1]	35,000,000	$ 7,739,057

Li & Fung Ltd.	35,000,000	39,696,726

Mulberry Group plc	500,000	6,284,375

Pandora AS	700,000	54,746,071

		108,466,229

Consumer Staples—3.4%

Beverages—0.7%
Boston Beer Co., Inc. (The), Cl. A1	100,000	22,176,000

Food & Staples Retailing—0.8%
Fresh Market, Inc. (The)[1]	800,000	27,944,000

Food Products—0.6%
WhiteWave Foods Co. (The), Cl. A1	500,000	18,165,000

Household Products—0.4%
Svenska Cellulosa AB SCA, Cl. B	600,000	14,268,182

Personal Products—0.9%
Dr. Ci:Labo Co. Ltd.	900,000	29,462,743

Energy—0.6%

Oil, Gas & Consumable Fuels—0.6%
Cairn Energy plc[1]	7,000,000	19,908,349

Financials—2.0%

Capital Markets—2.0%
IP Group plc[1,2]	20,538,082	67,616,384

Health Care—28.6%

Biotechnology—9.2%
3-D Matrix Ltd.[1]	900,000	25,398,011

Abcam plc	1,000,000	6,509,617

Ablynx NV1	1,150,000	12,187,033

Anacor Pharmaceuticals, Inc.[1]	600,000	14,682,000

Arena Pharmaceuticals, Inc.[1]	7,000,000	29,330,000

Cepheid[1]	1,600,000	70,448,000

Durata Therapeutics, Inc.[1]	1,000,000	12,680,000

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	Shares	Value

Biotechnology (Continued)

Genmab AS1	1,500,000	$ 63,356,933

Halozyme Therapeutics, Inc.[1]	1,000,000	9,100,000

Rigel Pharmaceuticals, Inc.[1,2]	5,000,000	9,700,000

Seattle Genetics, Inc.[1]	1,400,000	52,052,000

		305,443,594

Health Care Equipment & Supplies—2.6%
Carl Zeiss Meditec AG	1,000,000	29,043,323

Consort Medical plc[2]	1,757,606	27,516,327

GN Store Nord AS	1,000,000	22,010,433

HeartWare International, Inc.[1]	100,000	7,763,000

		86,333,083

Health Care Technology—1.5%
M3, Inc.	3,000,000	48,179,934

Life Sciences Tools & Services—3.6%
Bruker Corp.[1]	1,700,000	31,475,500

MorphoSys AG1	900,000	88,269,031

		119,744,531

Pharmaceuticals—11.7%
Avanir Pharmaceuticals, Inc.[1]	2,000,000	23,840,000

H. Lundbeck AS	2,400,000	53,506,706

Merck KGaA	200,000	18,431,929

Nektar Therapeutics[1,2]	24,400,000	294,508,000

		390,286,635

Industrials—8.7%

Aerospace & Defense—2.8%
Boeing Co. (The)	500,000	63,690,000

Hexcel Corp.[1]	800,000	31,760,000

		95,450,000

Commercial Services & Supplies—0.6%
Bilfinger SE	300,000	18,973,383

Electrical Equipment—1.2%
Blue Solutions[1]	360,000	15,184,422

OSRAM Licht AG1	700,000	26,045,434

		41,229,856

	Shares	Value

Machinery—3.1%
Albany International Corp., Cl. A	400,000	$ 13,616,000

Arcam AB1,2	1,200,000	28,057,390

Rotork plc	500,000	22,348,052

SLM Solutions Group AG1	750,000	16,806,829

Spirax-Sarco Engineering plc	481,481	21,918,729

		102,747,000

Professional Services—1.0%
Acacia Research Corp.	2,100,000	32,508,000

Information Technology—26.3%

Communications Equipment—0.9%
Alcatel-Lucent[1]	10,000,000	30,882,936

Electronic Equipment, Instruments, & Components—3.9%
Coherent, Inc.[1]	1,000,000	61,370,000

Corning, Inc.	1,000,000	19,340,000

Electrocomponents plc	10,000,000	35,922,446

Fingerprint Cards AB, Cl. B1	2,500,000	12,649,051

		129,281,497

Internet Software & Services—2.9%
Alibaba Group Holding Ltd., Sponsored ADR[1]	181,000	16,081,850

Angie’s List, Inc.[1]	1,200,000	7,644,000

Yahoo!, Inc.[1]	1,800,000	73,350,000

		97,075,850

IT Services—2.3%
VeriFone Systems, Inc.[1]	1,000,000	34,380,000

Visa, Inc., Cl. A	200,000	42,674,000

		77,054,000

Semiconductors & Semiconductor Equipment—6.8%
Advanced Micro Devices, Inc.[1]	28,000,000	95,480,000

Aixtron SE1	800,000	12,198,268

Cree, Inc.[1]	500,000	20,475,000

Fairchild Semiconductor International, Inc.[1]	4,000,000	62,120,000

13      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Synaptics, Inc.[1]	500,000	$ 36,600,000

		226,873,268

Software—4.3%
Gemalto NV	300,000	27,489,530

Monitise plc[1]	40,000,000	19,611,051

PTC, Inc.[1]	1,400,000	51,660,000

Qlik Technologies, Inc.[1]	1,000,000	27,040,000

SDL plc[1]	2,000,000	11,184,090

WANdisco plc[1]	1,000,000	4,863,022

		141,847,693

Technology Hardware, Storage & Peripherals—5.2%
3D Systems Corp.[1]	700,000	32,459,000

Nokia OYJ	10,000,000	85,045,828

Stratasys Ltd.[1]	400,000	48,312,000

Xaar plc	1,000,000	6,113,214

		171,930,042

	Shares	Value

Materials—3.8%

Chemicals—3.8%
Croda International plc	500,000	$ 16,580,048

Novozymes AS, Cl. B	1,500,000	64,949,527

Symrise AG	500,000	26,578,785

Toray Industries, Inc.	3,000,000	19,844,448

		127,952,808

Total Common Stocks (Cost $2,573,985,551)		3,224,327,959

Investment Company—3.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $102,792,833)	102,792,833	102,792,833

Total Investments, at Value (Cost $2,676,778,384)	100.0%	3,327,120,792

Net Other Assets (Liabilities)	0.0	617,776

Net Assets	100.0%	$ 3,327,738,568

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions		Gross Reductions	Shares September 30, 2014

Arcam AB	—	1,200,000	[a]	—	1,200,000
Consort Medical plc	—	1,757,606		—	1,757,606
IP Group plc [b]	19,741,000	797,082		—	20,538,082
Nektar Therapeutics	23,000,000	1,933,606		533,606	24,400,000
Oppenheimer Institutional Money Market Fund, Cl. E	100,720,234	626,169,318		624,096,719	102,792,833
Rigel Pharmaceuticals, Inc.	6,000,000	—		1,000,000	5,000,000

	Value		Income	Realized Loss

Arcam AB	$28,057,389		$—	$—
Consort Medical plc	27,516,327		594,274	—
IP Group plc[b]	—	[c]	—	—
Nektar Therapeutics	294,508,000		—	10,910,693
Oppenheimer Institutional Money Market Fund, Cl. E	102,792,833		48,680	—
Rigel Pharmaceuticals, Inc.	9,700,000		—	7,365,400

	$462,574,549		$642,954	$18,276,093

14      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Statement of Investments (Continued)

a. All or portion is the result of a corporate action.

b. No longer an affiliate as of September 30, 2014.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. Rate shown is the 7-day yield as of September 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,778,238,533	53.4%
United Kingdom	453,546,158	13.6
Denmark	258,569,670	7.8
Germany	236,346,982	7.1
Japan	231,828,186	7.0
France	107,012,917	3.2
Finland	85,045,829	2.6
Sweden	54,974,623	1.7
Hong Kong	47,435,783	1.4
Netherlands	27,489,530	0.8
Luxembourg	18,363,698	0.5
China	16,081,850	0.5
Belgium	12,187,033	0.4

Total	$3,327,120,792	100.0%

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,162,754,425)	$2,864,546,243
Affiliated companies (cost $514,023,959)	462,574,549
3,327,120,792
Cash	3,073,220
Cash—foreign currencies (cost $239,120)	239,120
Receivables and other assets:
Dividends	2,416,945
Shares of beneficial interest sold	211,956
Other	364,984
Total assets	3,333,427,017

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,258,579
Trustees’ compensation	735,609
Distribution and service plan fees	614,504
Shareholder communications	18,892
Other	60,865
Total liabilities	5,688,449
Net Assets	$3,327,738,568

Composition of Net Assets
Par value of shares of beneficial interest	$87,206
Additional paid-in capital	2,912,427,630
Accumulated net investment loss	(41,710,136)
Accumulated net realized loss on investments and foreign currency transactions	(193,312,099)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	650,245,967
Net Assets	$3,327,738,568

16      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,293,999,012 and 59,321,873 shares of beneficial interest outstanding)	$38.67

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$41.03

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,191,730 and 1,624,487 shares of beneficial interest outstanding)	$35.21

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $420,777,777 and 11,939,093 shares of beneficial interest outstanding)	$35.24

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $55,279,127 and 1,410,785 shares of beneficial interest outstanding)	$39.18

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,042,602 and 2,430,109 shares of beneficial interest outstanding)	$37.46

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $409,448,320 and 10,479,643 shares of beneficial interest outstanding)	$39.07

See accompanying Notes to Financial Statements.

17      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,757,769)	$34,190,872
Affiliated companies	642,954
Interest	451
Total investment income	34,834,277
Expenses
Management fees	24,532,882
Distribution and service plan fees:
Class A	5,912,171
Class B	715,603
Class C	4,374,354
Class R1	507,322
Transfer and shareholder servicing agent fees:
Class A	4,960,745
Class B	201,744
Class C	889,623
Class I	14,402
Class R1	238,218
Class Y	817,690
Shareholder communications:
Class A	194,764
Class B	16,431
Class C	37,039
Class I	231
Class R1	6,424
Class Y	7,851
Custodian fees and expenses	188,998
Trustees’ compensation	66,652
Other	111,281
Total expenses	43,794,425
Less waivers and reimbursements of expenses	(82,841)
Net expenses	43,711,584
Net Investment Loss	(8,877,307)
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	165,761,711
Foreign currency transactions	60,514
Net realized gain	165,822,225
Net change in unrealized appreciation/depreciation on:
Investments	(68,483,230)
Translation of assets and liabilities denominated in foreign currencies	(61,467,873)
Net change in unrealized appreciation/depreciation	(129,951,103)
Net Increase in Net Assets Resulting from Operations	$26,993,815

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations
Net investment loss	$(8,877,307)	$(8,924,530)
Net realized gain	165,822,225	238,637,606
Net change in unrealized appreciation/depreciation	(129,951,103)	474,430,343
Net increase in net assets resulting from operations	26,993,815	704,143,419

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(20,277,038)
Class B	—	(81,135)
Class C	—	(1,512,165)
Class I	—	(24,830)
Class R1	—	(705,537)
Class Y	—	(3,418,037)
	—	(26,018,742)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	76,648,283	(152,161,826)
Class B	(23,864,409)	(26,823,514)
Class C	27,636,143	(34,008,063)
Class I	24,201,483	23,823,709
Class R1	(9,934,257)	(14,275,932)
Class Y	101,724,991	1,321,941
	196,412,234	(202,123,685)
Net Assets
Total increase	223,406,049	476,000,992
Beginning of period	3,104,332,519	2,628,331,527
End of period (including accumulated net investment income loss of $41,710,136 and $32,893,344, respectively)	$3,327,738,568	$3,104,332,519

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$38.11	$29.80	$26.21	$27.96	$25.01

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	(0.07)	0.09	0.05	(0.03)
Net realized and unrealized gain (loss)	0.63	8.71	3.65	(1.52)	3.62

Total from investment operations	0.56	8.64	3.74	(1.47)	3.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.33)	(0.15)	(0.28)	(0.64)

Net asset value, end of period	$38.67	$38.11	$29.80	$26.21	$27.96

Total Return, at Net Asset Value[3]	1.47%	29.36%	14.35%	(5.36)%	14.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,293,999	$2,192,080	$1,863,475	$1,723,787	$2,006,626

Average net assets (in thousands)	$2,422,818	$1,896,481	$1,838,208	$2,060,976	$1,990,603

Ratios to average net assets:[4]
Net investment income (loss)	(0.17)%	(0.23)%	0.31%	0.18%	(0.11)%
Total expenses[5]	1.17%	1.21%	1.22%	1.20%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.21%	1.22%	1.20%	1.21%

Portfolio turnover rate	16%	27%	57%	41%	65%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.17%
Year Ended September 30, 2013	1.21%
Year Ended September 28, 2012	1.22%
Year Ended September 30, 2011	1.20%
Year Ended September 30, 2010	1.23%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class B	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$34.98	$27.32	$24.10	$25.73	$23.11

Income (loss) from investment operations:
Net investment loss[2]	(0.38)	(0.33)	(0.16)	(0.20)	(0.25)
Net realized and unrealized gain (loss)	0.61	8.02	3.38	(1.40)	3.34

Total from investment operations	0.23	7.69	3.22	(1.60)	3.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.03)	0.00	(0.03)	(0.47)

Net asset value, end of period	$35.21	$34.98	$27.32	$24.10	$25.73

Total Return, at Net Asset Value[3]	0.66%	28.17%	13.36%	(6.25)%	13.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,192	$79,296	$87,841	$111,026	$156,850

Average net assets (in thousands)	$71,794	$76,488	$102,521	$145,805	$169,468

Ratios to average net assets:[4]
Net investment loss	(1.04)%	(1.14)%	(0.59)%	(0.73)%	(1.01)%
Total expenses[5]	2.01%	2.27%	2.24%	2.21%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.99%	2.14%	2.11%	2.12%	2.11%

Portfolio turnover rate	16%	27%	57%	41%	65%

1. September 28, 2012 represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	2.01%
Year Ended September 30, 2013	2.27%
Year Ended September 28, 2012	2.24%
Year Ended September 30, 2011	2.21%
Year Ended September 30, 2010	2.24%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$34.99	$27.39	$24.13	$25.78	$23.15
Income (loss) from investment operations:
Net investment loss[2]	(0.34)	(0.29)	(0.12)	(0.16)	(0.21)
Net realized and unrealized gain (loss)	0.59	8.02	3.38	(1.40)	3.34
Total from investment operations	0.25	7.73	3.26	(1.56)	3.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.13)	0.00	(0.09)	(0.50)
Net asset value, end of period	$35.24	$34.99	$27.39	$24.13	$25.78

Total Return, at Net Asset Value[3]	0.72%	28.35%	13.51%	(6.08)%	13.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$420,778	$392,294	$340,428	$327,817	$385,526
Average net assets (in thousands)	$438,648	$342,250	$345,798	$394,340	$382,065
Ratios to average net assets:[4]
Net investment loss	(0.93)%	(0.98)%	(0.44)%	(0.58)%	(0.87)%
Total expenses[5]	1.92%	1.97%	1.97%	1.96%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	1.97%	1.97%	1.96%	1.97%
Portfolio turnover rate	16%	27%	57%	41%	65%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.92%
Year Ended September 30, 2013	1.97%
Year Ended September 28, 2012	1.97%
Year Ended September 30, 2011	1.96%
Year Ended September 30, 2010	1.99%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class I	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$38.45	$30.07	$29.69

Income (loss) from investment operations:
Net investment income[3]	0.13	0.03	0.10
Net realized and unrealized gain	0.60	8.82	0.28

Total from investment operations	0.73	8.85	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.47)	0.00

Net asset value, end of period	$39.18	$38.45	$30.07

Total Return, at Net Asset Value[4]	1.90%	29.97%	1.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,279	$32,235	$1,400

Average net assets (in thousands)	$48,088	$20,251	$272

Ratios to average net assets:[5]
Net investment income	0.32%	0.10%	0.53%
Total expenses[6]	0.74%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.76%	0.76%

Portfolio turnover rate	16%	27%	57%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.76%
Period Ended September 28, 2012	0.76%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$37.02	$28.96	$25.47	$27.19	$24.37

Income (loss) from investment operations:
Net investment loss[2]	(0.18)	(0.18)	(0.01)	(0.04)	(0.12)
Net realized and unrealized gain (loss)	0.62	8.47	3.56	(1.48)	3.52

Total from investment operations	0.44	8.29	3.55	(1.52)	3.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.23)	(0.06)	(0.20)	(0.58)

Net asset value, end of period	$37.46	$37.02	$28.96	$25.47	$27.19

Total Return, at Net Asset Value[3]	1.19%	28.88%	13.96%	(5.68)%	14.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,043	$99,915	$91,603	$85,798	$93,901

Average net assets (in thousands)	$101,911	$90,808	$90,891	$100,460	$90,116

Ratios to average net assets:[4]
Net investment loss	(0.46)%	(0.57)%	(0.04)%	(0.15)%	(0.46)%
Total expenses[5]	1.45%	1.56%	1.57%	1.54%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.56%	1.57%	1.53%	1.57%

Portfolio turnover rate	16%	27%	57%	41%	65%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.45%
Year Ended September 30, 2013	1.56%
Year Ended September 28, 2012	1.57%
Year Ended September 30, 2011	1.54%
Year Ended September 30, 2010	1.60%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class Y	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$38.40	$30.04	$26.43	$28.20	$25.21

Income (loss) from investment operations:
Net investment income[2]	0.04	0.01	0.18	0.14	0.07
Net realized and unrealized gain (loss)	0.63	8.77	3.67	(1.54)	3.64

Total from investment operations	0.67	8.78	3.85	(1.40)	3.71

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.42)	(0.24)	(0.37)	(0.72)

Net asset value, end of period	$39.07	$38.40	$30.04	$26.43	$28.20

Total Return, at Net Asset Value[3]	1.75%	29.69%	14.68%	(5.11)%	14.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409,448	$308,513	$243,585	$178,978	$155,670

Average net assets (in thousands)	$405,921	$252,615	$217,386	$196,576	$158,109

Ratios to average net assets:[4]
Net investment income	0.10%	0.04%	0.60%	0.48%	0.27%
Total expenses[5]	0.92%	0.95%	0.93%	0.92%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.95%	0.93%	0.92%	0.88%

Portfolio turnover rate	16%	27%	57%	41%	65%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.92%
Year Ended September 30, 2013	0.95%
Year Ended September 28, 2012	0.93%
Year Ended September 30, 2011	0.92%
Year Ended September 30, 2010	0.90%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Advisor”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

26      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or

27      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$8,842,313	$—	$163,109,291	$570,213,193

1. As of September 30, 2014, the Fund had $163,109,291 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2018	$163,109,291

2. During the fiscal year ended September 30, 2014, the Fund utilized $176,672,419 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended September 30, 2013, the Fund utilized $76,520,926 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$60,515	$60,515

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

28      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Distributions paid from:
Ordinary income	$—	$26,018,742

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,756,811,158

Gross unrealized appreciation	$887,410,447
Gross unrealized depreciation	(317,197,254)

Net unrealized appreciation	$570,213,193

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

29      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last

30      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Securities Valuation (Continued)

sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

31      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$297,104,200	$	483,888,991	$	—	$	780,993,191
Consumer Staples	68,285,000		43,730,925		—		112,015,925

32      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Investments, at Value (Continued):
Energy	$—	$	19,908,349	$	—	$	19,908,349
Financials	—		67,616,384		—		67,616,384
Health Care	555,578,500		394,409,277		—		949,987,777
Industrials	141,574,000		149,334,239		—		290,908,239
Information Technology	628,985,850		245,959,436		—		874,945,286
Materials	—		127,952,808		—		127,952,808
Investment Company	102,792,833		—		—		102,792,833
Total Assets	$1,794,320,383	$	1,532,800,409	$	—	$	3,327,120,792

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	16,934,925	$681,254,286	7,066,715	$228,670,994
Dividends and/or distributions reinvested	1	15	653,140	18,784,307
Redeemed	(15,139,874)	(604,606,018)	(12,724,347)	(399,617,127)

Net increase (decrease)	1,795,052	$76,648,283	(5,004,492)	$(152,161,826)

Class B
Sold	129,165	$4,785,565	107,226	$3,371,685
Dividends and/or distributions reinvested	—	—	2,948	78,381
Redeemed	(771,639)	(28,649,974)	(1,057,951)	(30,273,580)

Net decrease	(642,474)	$(23,864,409)	(947,777)	$(26,823,514)

Class C
Sold	2,520,044	$93,788,149	1,199,872	$36,056,456
Dividends and/or distributions reinvested	—	—	51,828	1,377,069
Redeemed	(1,792,265)	(66,152,006)	(2,470,695)	(71,441,588)

Net increase (decrease)	727,779	$27,636,143	(1,218,995)	$(34,008,063)

33      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class I
Sold	729,652	$30,621,055	870,807	$26,424,281
Dividends and/or distributions reinvested	—	—	853	24,670
Redeemed	(157,291)	(6,419,572)	(79,805)	(2,625,242)

Net increase	572,361	$24,201,483	791,855	$23,823,709

Class R1
Sold	734,545	$28,925,143	720,226	$22,221,030
Dividends and/or distributions reinvested	—	—	22,585	632,832
Redeemed	(1,003,283)	(38,859,400)	(1,207,149)	(37,129,794)

Net decrease	(268,738)	$(9,934,257)	(464,338)	$(14,275,932)

Class Y
Sold	6,010,151	$246,729,102	3,234,559	$105,530,341
Dividends and/or distributions reinvested	—	—	110,522	3,196,294
Redeemed	(3,564,277)	(145,004,111)	(3,419,265)	(107,404,694)

Net increase (decrease)	2,445,874	$101,724,991	(74,184)	$1,321,941

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$715,086,500	$543,140,585

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Over $6 billion	0.63

34      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

The Fund’s management fee for the fiscal year ended September 30, 2014 was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$11,781
Payments Made to Retired Trustees	39,331
Accumulated Liability as of September 30, 2014	366,960

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other”

35      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2014	$677,351	$5,587	$66,388	$25,191	$1,885

36      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2014, the Manager waived fees and/or reimbursed the Fund $56,444 for IMMF management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on January 28, 2014.

During the year ended September 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$12,468
Class B	12,814
Class R	1,115

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

37      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Opportunities Fund, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Opportunities Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 19, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 73.55% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $35,420,484 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2014, the maximum amount allowable but not less than $7,900 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

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services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Frank Jennings, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the World Stock category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load World Stock funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

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Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006)

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued

and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Jennings, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Frank Jennings, Ph.D., Vice President (since 1995) Year of Birth: 1947	Senior Vice President of the Sub-Adviser (since February 2006) and Vice President of the Sub-Adviser (September 1995-January 2006). A portfolio manager and officer in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser

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Arthur P. Steinmetz, Continued	(January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,600 in fiscal 2014 and $25,100 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,510,421 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/10/2014